[Letterhead of Kramer Levin Naftalis & Frankel LLP]

                                 April 30, 1999



Cornerstone Fixed Income Funds
67 Wall Street
New York, New York   10005

               Re:    Registration No. 33-12738
                      -------------------------


Gentlemen:

        We  hereby   consent  to  the  reference  to  our  firm  as  counsel  in
Post-Effective Amendment No. 21 to Registration Statement No. 33-12738.



                                       Very truly yours,


                                       /s/ Kramer Levin Naftalis & Frankel LLP